SCHEDULE 14A
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934


Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|  Definitive Proxy Statement

|X|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss.240.14a-12


                            Primex Technologies, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:


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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 10, 2001

                                                                 [PRIMEX LOGO]
                                                            10101 9th Street N
                                                      St. Petersburg, FL 33716
                                                              January 10, 2001


IF YOU HAVE ALREADY
SENT IN YOUR PROXY, PLEASE
DISREGARD THIS LETTER


                                  A REMINDER

We previously mailed to all shareholders proxy soliciting material for our Special Meeting of Shareholders to be held on January 24, 2001. According to our latest records, we have not yet received your Proxy. Please sign and return your Proxy promptly so that your shares may be voted as you designate. A Proxy and return envelope are enclosed for your use.

If you did not receive the material mailed to you, please call our Transfer Agent, The Bank of New York at (800) 524-4458 and a Proxy Statement will be sent to you immediately.

Thank you for your cooperation.


                                            Very truly yours,

                                            /s/ George H. Pain
                                            ----------------------------------
                                            George H. Pain
                                            Vice President,
                                            General Counsel and Secretary